                                                                    EXHIBIT 10.4

                           RESTATED MASTER AGREEMENT


         This Restated Master Agreement ("AGREEMENT") is made and entered into as of September 12, 1995 among ORBITAL SCIENCES CORPORATION, a Delaware corporation ("ORBITAL"), ORBITAL COMMUNICATIONS CORPORATION, a Delaware corporation ("ORBCOMM"), TELEGLOBE INC., a Canadian corporation ("TELEGLOBE"), and TELEGLOBE MOBILE PARTNERS, a Delaware general partnership ("TELEGLOBE MOBILE"), and restates the Master Agreement dated as of June 30, 1993 among the parties hereto, as amended by Amendment No. 1 to Master Agreement dated as of April 1, 1994, Amendment No. 2 to Master Agreement dated as of October 1, 1994, and Amendment No. 3 to Master Agreement dated September 12, 1995.


                                   WITNESSETH

         WHEREAS, ORBCOMM is currently contemplating the development of a digital satellite communications system of low-Earth orbit satellites and terrestrial facilities intended to provide two-way data and message communications and position determination services throughout the world (the "ORBCOMM SYSTEM");

         WHEREAS, the development, construction and operation of the ORBCOMM System is planned to occur in two phases: an initial phase consisting of two satellites (the "PHASE 1A SYSTEM"), and a second phase consisting of a total of up to an additional 34 satellites (the "PHASE 1B SYSTEM");

         WHEREAS, on March 13, 1992 and May 28, 1993, ORBCOMM received from the FCC (as such term is hereinafter defined) experimental licenses to develop, construct and operate the Phase 1A System and to market communications services to up to 1,000 subscribers in the United States;

         WHEREAS, ORBCOMM has applied to the FCC for the requisite license to develop and construct the ORBCOMM System and will undertake the construction of certain assets comprising the Phase 1B System;

         WHEREAS, ORBCOMM and Teleglobe Mobile intend to create three new partnerships -- ORBCOMM Global, ORBCOMM USA and ORBCOMM International (as such terms are hereinafter defined) -- through which partnerships, ORBCOMM and Teleglobe Mobile will develop, construct, operate and market the Phase 1A System and, as the case may be, the Phase B System;

         WHEREAS, the initial ownership structure of ORBCOMM Global, ORBCOMM USA and ORBCOMM International in Phase 1A shall be as set forth in Appendix A attached hereto and incorporated herein by reference and in the event Teleglobe Mobile exercises the option specified in Article V of this Agreement, the ownership structure in Phase 1B shall be as set forth in Appendix B attached hereto and incorporated herein by reference; and

         WHEREAS, it is contemplated that ORBCOMM and Teleglobe Mobile shall make the capital contributions to fund the development, construction and operation of the ORBCOMM System as more fully described herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

1.1 GENERAL. Except as otherwise specifically defined herein, capitalized terms shall have the meanings ascribed thereto in Appendix C attached hereto and incorporated herein by reference.



                                   ARTICLE II
                            CLOSING OF TRANSACTIONS

2.1 THE CLOSING. The closing of the transactions contemplated hereby (the "CLOSING") shall occur on July 21, 1993 or such other date as may be agreed to by Orbital and Teleglobe (the "CLOSING DATE") at the offices of Ropes & Gray, 1001 Pennsylvania Avenue, N.W., Washington, D.C. at 8:00 p.m. local time.

2.2 PAYMENTS. The parties acknowledge that upon and in accordance with the execution of the Memorandum of Agreement dated as of June 30, 1993, (a) (i) Teleglobe contributed to ORBCOMM Global on behalf of and for the account of Teleglobe Mobile cash in the amount of $2,000,000 and (ii) ORBCOMM contributed to ORBCOMM Global cash in the amount of $30,148,997, which amount equals 100% of the costs through June 30, 1993 in the development and construction of the Phase 1A System minus $2,000,000, (b) ORBCOMM presented to ORBCOMM Global two invoices equal to $18,194,958 and $13,954,039, respectively, the first of which represented costs through March 31, 1993 and the second of which represented costs from April 1, 1993 through June 30, 1993 and is subject to review and acceptance by ORBCOMM Global pursuant to the System Agreement; and (c) ORBCOMM Global paid to ORBCOMM all amounts set forth on such invoices.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF ORBITAL AND ORBCOMM. Orbital and ORBCOMM jointly and severally represent and warrant to each of Teleglobe and Teleglobe Mobile as follows:

         (a) Organization and Authority. Each of Orbital and ORBCOMM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its property and to carry on its business as now being or, in the case of ORBCOMM, proposed to be conducted by it. Each of Orbital and ORBCOMM has the corporate power and authority to execute, deliver and perform its obligations under the Definitive Agreements to which it is a party. Each of ORBCOMM Global, ORBCOMM USA and ORBCOMM International is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the partnership authority to own its property and to carry on its business as proposed to be conducted by it. Each of ORBCOMM Global, ORBCOMM USA and ORBCOMM International has the partnership authority to execute, deliver and perform its obligations under the Definitive Agreements to which it is a party.

         (b) Due Authorization. The execution, delivery and performance by each of Orbital and ORBCOMM of the Definitive Agreements to which it is a party have been duly authorized by all requisite corporate proceedings. The execution, delivery and performance by each of ORBCOMM Global, ORBCOMM USA and ORBCOMM International of the Definitive Agreements to which it is a party have been duly authorized by all requisite partnership proceedings. Assuming the correctness of the representations set forth in Section 3.2(b) with respect to the due execution and delivery by Teleglobe and Teleglobe Mobile of the Definitive Agreements to which they are a party, each of Orbital, ORBCOMM, ORBCOMM Global, ORBCOMM USA and ORBCOMM International has duly executed and delivered the Definitive Agreements to which it is a party and each such document constitutes a valid and binding agreement enforceable against Orbital, ORBCOMM, ORBCOMM Global, ORBCOMM USA or ORBCOMM International, as the case may be, in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and similar laws of general application affecting the rights and relief of creditors and secured parties and to the further extent that the availability of the remedies of specific performance and injunctive relief and other equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought. Each of Orbital and ORBCOMM has furnished to Teleglobe true and correct copies of its Certificate of Incorporation and By-Laws, each as amended and in effect on the Closing Date.

         (c) SEC Reports. All proxy statements, reports and other documents required to be filed by Orbital under the Securities Exchange Act of 1934, as amended (the

                 "EXCHANGE ACT"), after January 1, 1993 have been filed and Orbital has furnished or made available to Teleglobe copies of Orbital's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1993 and all final proxy statements and reports filed by Orbital under the Exchange Act after December 31, 1992, each as filed with the Securities and Exchange Commission (collectively, the "SEC REPORTS"), and Orbital's Annual Report to Shareholders for the fiscal year ended December 31, 1992 (the "ANNUAL REPORT"). Each SEC Report and the Annual Report was in substantial compliance with the requirements of its respective form and none of the SEC Reports, the Annual Report or the financial statements (and the notes thereto) included therein, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) Financial Statements; Absence of Changes. The financial statements (including any related schedule and/or notes thereto) included in the SEC Reports and the Annual Report have been prepared in accordance with generally accepted accounting principles in the United States consistently applied (except as indicated in the notes thereto) throughout the periods involved and fairly present in all material respects the consolidated financial position, results of operations and cash flows of Orbital and its consolidated subsidiaries, as of the dates thereof and for the periods ended on such dates (subject, in the case of interim statements, to changes resulting from normal year-end adjustments); neither Orbital nor ORBCOMM had, on December 31, 1992, any material contingent liabilities, unusual long-term commitments or anticipated losses from any unfavorable commitments that are not disclosed, or reserved against, in the related balance sheet or the notes thereto. Since December 31, 1992, there has been no material adverse change in the business, financial position or results of operations of Orbital, other than changes disclosed or referred to in any filings made by Orbital under the Securities Act of 1933, as amended, the SEC Reports, the Annual Report or otherwise disclosed in writing to Teleglobe.

         (e) Financial Projections. The financial projections attached hereto as Schedule 3.1(e) have been prepared by the management of ORBCOMM on the basis of normal and reasonable information, assumptions and procedures and reflect ORBCOMM's best estimates of such amounts for the periods presented.

         (f) Governmental Consents, etc. Except as disclosed in Schedule 3.1(f), no material licenses, consents, approvals or authorizations of, or declaration or filing with, any United States governmental authority need be obtained or made by Orbital, ORBCOMM, ORBCOMM Global, ORBCOMM USA and ORBCOMM International as a condition to or in connection with the execution, delivery and performance by each of Orbital, ORBCOMM, ORBCOMM Global, ORBCOMM USA and ORBCOMM International of the Definitive Agreements to which it is a party and no consents, approvals or authorizations need be obtained by Orbital, ORBCOMM, ORBCOMM Global, ORBCOMM USA, ORBCOMM International, Teleglobe or Teleglobe Mobile from the FCC, and to Orbital's and ORBCOMM's knowledge under United States laws generally, prior to the exercise by Teleglobe Mobile of the Teleglobe Mobile Option (it being understood that Orbital and ORBCOMM have only limited knowledge of Teleglobe's and Teleglobe Mobile's business activities).

         (g) FCC Licenses. On March 13, 1992 and May 28, 1993, ORBCOMM received from the FCC experimental licenses to develop, construct and operate two low-Earth orbit satellites and four gateway earth stations, and to market communications services to up to 1,000 subscribers in the United States and such licenses, if renewed, are sufficient authorization from the FCC to operate and market to such subscribers the Phase 1A System in accordance with the Definitive Agreements.

         (h) No Conflict with Other Agreements. The execution, delivery and performance by each of Orbital and ORBCOMM of the Definitive Agreements to which it is a party do not and will not conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination or constitute a default under, or result in any violation of, (i) the Certificate of Incorporation or By-Laws,
                 (ii) any mortgage or material agreement or instrument to which it is a party, (iii) any order, judgment or decree binding on it or any of its property, or (iv) any applicable law, rule or regulation to which Orbital or ORBCOMM or any of their respective property and assets are subject, or (v) any material license, waiver or permit currently held by Orbital or ORBCOMM. The execution, delivery and performance by each of Orbital and ORBCOMM of, and any compliance with, each of the Definitive Agreements to which it is a party will not result in the creation of any Lien upon any of the property and assets of ORBCOMM except as otherwise provided therein.

         (i) Actions Pending; Compliance with Law. Except as otherwise disclosed in writing to Teleglobe, there is no action, suit or proceeding pending, or to the knowledge of Orbital or ORBCOMM, threatened against Orbital or ORBCOMM before any court, arbitrator or governmental body, agency or official, which (i) questions the validity of any of the transactions contemplated in this Agreement or (ii) would, if adversely determined, have a material adverse effect on the business, financial position or results of operations of Orbital and its consolidated subsidiaries, taken as a whole.

         (j) Capital of ORBCOMM. ORBCOMM is a wholly-owned direct subsidiary of Orbital. The authorized capital stock of ORBCOMM consists of 20,000,000 shares of common stock, par value $0.01 per share, of which 4,650,000 shares have been duly and validly authorized and issued and are fully paid and non-assessable.

         (k) No options. Except for the Orbital Communications Corporation 1992 Stock Option Plan, there are no outstanding:

                 (i) securities of ORBCOMM convertible or exchangeable into shares of the capital stock of ORBCOMM;

                 (ii) subscriptions, options, warrants, calls, commitments or agreements obligating ORBCOMM to issue or granting any Person the right to purchase or otherwise acquire any of its shares or any securities of any class or kind of ORBCOMM; or

                 (iii) voting trust or voting agreements or pooling agreements or proxies with respect to any of the shares of ORBCOMM.

3.2 REPRESENTATIONS AND WARRANTIES OF TELEGLOBE AND TELEGLOBE MOBILE. Teleglobe and Teleglobe Mobile jointly and severally represent and warrant to each of Orbital and ORBCOMM as follows:

         (a) Organization; Authority. Each of Teleglobe and Teleglobe Canada Inc. is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power to own its property and to carry on its business as now being conducted. Teleglobe has the corporate power and authority to execute, deliver and perform its obligations under the Definitive Agreements to which it is a party. Teleglobe Mobile is a general partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the partnership authority to own its property and to carry on its business as proposed to be conducted by it. Teleglobe Mobile has the partnership authority to execute, deliver and perform its obligations under the Definitive Agreements to which it is a party.

         (b) Due Authorization. The execution, delivery and performance by Teleglobe of the Definitive Agreements to which it is a party have been duly authorized by all requisite corporate proceedings. The execution, delivery and performance by Teleglobe Mobile of the Definitive Agreements to which it is a party have been duly authorized by all requisite partnership proceedings. Each of Teleglobe and Teleglobe Mobile has duly executed and delivered the Definitive Agreements to which it is a party and each such document constitutes a valid and binding agreement enforceable against Teleglobe or Teleglobe Mobile, as the case may be, in accordance with its terms, subject to bankruptcy, insolvency, reorganization, or other similar laws of general application affecting the rights and relief of creditors and secured parties and to the further extent that the availability of the remedies of specific performance and injunctive relief and other equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought. Teleglobe has furnished to Orbital true and correct copies of its Articles and By-Laws, each as amended and in effect on the Closing Date.

         (c) Securities Filing. All proxy statements, prospectuses, annual information forms, reports and other documents required to be filed by Teleglobe under applicable securities legislation in Canada after January 1, 1993 have been filed and Teleglobe has furnished or made available to Orbital copies of Teleglobe's 1992 Annual Report for the fiscal year ended December 31, 1992, the interim quarterly report for the fiscal quarter ended March 31, 1993 and all final proxy statements and reports filed by Teleglobe under the applicable Canadian securities legislation after December 31, 1992, each as filed in English with the applicable Canadian securities regulatory authority. Each such document filed with such Canadian securities regulatory authorities was in substantial compliance with the requirements of the applicable Canadian securities legislation and none of such documents or the financial statements (and the notes thereto) included therein, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) Financial Statements; Absence of Changes. The financial statements (including any related schedule and/or notes thereto) included in the documents referred to in paragraph 3.2(c) have been prepared in accordance with generally accepted accounting principles in Canada consistently applied (except as indicated in the notes thereto) throughout the periods involved and fairly present in all material respects the consolidated financial position, results of operations and cash flows of Teleglobe and its consolidated subsidiaries, as of the dates thereof and for the periods ended on such dates (subject, in the case of interim statements, to changes resulting from normal year-end adjustments); Teleglobe did not have, on December 31, 1992, any material contingent liabilities, unusual long-term commitments or anticipated losses from any unfavorable commitments that are not disclosed, or reserved against, in the related balance sheet or the notes thereto. Since December 31, 1992, there has been no material adverse change in the business, financial position or results of operations of Teleglobe other than changes disclosed or referred to in any filings made by Teleglobe under applicable Canadian securities legislation, the documents referred to in paragraph 3.2(c) or otherwise disclosed in writing to Orbital.

         (e) Governmental Consents, etc. Neither Teleglobe nor Teleglobe Mobile is required to obtain any material license, consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to or in connection with the execution, delivery and performance by it of the Definitive Agreements to which it is a party.

         (f) No Conflict with other Agreements. The execution, delivery and performance by each of Teleglobe and Teleglobe Mobile of the Definitive Agreements to which it is a party do not and will not conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination or constitute a default under, or result in any violation of, (i) its Articles or By-Laws in the case of Teleglobe and its partnership agreement in the case of Teleglobe Mobile, (ii) any mortgage or material agreement or instrument to which it is a party, (iii) any order, judgment or decree binding on it or any of its property, or (iv) any applicable law, rule or regulation to which Teleglobe, Teleglobe Mobile or any of their respective property and assets are subject or (v) any material license, waiver or permit currently held by Teleglobe or Teleglobe Mobile. The execution, delivery and performance by each of Teleglobe and Teleglobe Mobile of, and any compliance with, each of the Definitive Agreements to which it is a party will not result in the creation of any Lien upon any of the property and assets of Teleglobe Mobile except as otherwise provided therein.

         (g) Actions Pending; Compliance with Law. Except as otherwise disclosed in writing to Orbital, there is no action, suit or proceeding pending, or to the knowledge of Teleglobe or Teleglobe Mobile, threatened against Teleglobe or Teleglobe Mobile before any court, arbitrator or governmental body, agency or official, which (i) questions the validity of any of the transactions contemplated by this Agreement or (ii) would, if adversely determined, have a material adverse effect on the business, financial position or results of operations of Teleglobe and its consolidated subsidiaries, taken as a whole.


                                   ARTICLE IV
                  COVENANTS OF ORBITAL, ORBCOMM AND TELEGLOBE

4.1 AFFIRMATIVE COVENANTS OF ORBITAL AND ORBCOMM. Except with the prior written consent of Teleglobe, which consent shall not be unreasonably withheld, Orbital and ORBCOMM hereby covenant and agree with Teleglobe that they shall:

         (a) Corporate Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of ORBCOMM;

         (b) Licenses. Use all commercially reasonable efforts, in a timely manner, to obtain, maintain, renew and comply with, pursuant to the System Agreement (and after September 12, 1995 pursuant to the Procurement Agreement), all material United States operating licenses and permits necessary for the construction, operation and marketing of the ORBCOMM System (including, without limitation, the items listed on Schedule 3.1(f) and a private carrier license from the FCC) and to assist Teleglobe Mobile in obtaining all applicable United States governmental approvals necessary for the exercise by Teleglobe Mobile of the Teleglobe Mobile Option;

         (c) Notification. Promptly notify Teleglobe of any event or circumstances not generally known to the public which in the reasonable judgment of Orbital and/or ORBCOMM would materially and adversely affect the construction, operation or marketing of the ORBCOMM System;

         (d) ORBCOMM. Ensure that so long as ORBCOMM holds any license from the FCC required to construct or operate the ORBCOMM System, ORBCOMM will at all times:

                 (i) remain a wholly-owned subsidiary of Orbital (except with respect to the exercise of options for a maximum of 750,000 shares under the Orbital Communications Corporation 1992 Stock Option Plan);

                 (ii) carry on no business other than the construction, operation and marketing of the ORBCOMM System or businesses which are in furtherance, or in connection with the expansion of the size or capabilities, of the ORBCOMM System; and

                 (iii) remain the sole holder of all FCC licenses required for the construction, launch and operation of the ORBCOMM System other than FCC licenses for individual user transceivers and FCC licenses that are held by ORBCOMM Global and ORBCOMM USA.

         (e) Supply of Financial Information. Deliver to Teleglobe on a timely basis all information that it delivers to its public security-holders and (without duplication) all final financial statements, proxy statements and reports filed with the Securities and Exchange Commission;

         (f) Syndication. Not seek to obtain any investors in ORBCOMM or ORBCOMM's interest in ORBCOMM Global until such time as the Teleglobe Mobile Option Period has expired;

         (g) No Conflicts. Not enter into any contract or amendment to any existing contract or seek any license or amendment to any license that would be breached by the exercise by Teleglobe Mobile of the Teleglobe Mobile Option; and

         (h) Transfer of ORBCOMM Employees. By January 1, 1996, transfer all of the employees of ORBCOMM to ORBCOMM Global, ORBCOMM USA or ORBCOMM International, as the case may be.

4.2 NEGATIVE COVENANTS OF ORBITAL AND ORBCOMM. Orbital and ORBCOMM hereby agree with Teleglobe that, so long as ORBCOMM holds any license from the FCC required to construct or operate the ORBCOMM System, without Teleglobe's prior written consent, which consent shall not be unreasonably withheld, or except as may be required to fulfill ORBCOMM's obligations under its FCC licenses:

         (a) Negative Pledge. Except for such actions as would not materially and adversely affect ORBCOMM's ability to carry on its operations and perform its obligations, both in accordance with the Definitive Agreements, and except as provided for in the list of permitted encumbrances attached as Schedule 4.2(a), ORBCOMM will not grant, create, assume, incur or suffer to exist any Lien affecting ORBCOMM, or any of its property, rights, revenues or assets; provided that in no circumstances shall ORBCOMM grant, create, assume, incur or suffer to exist any Lien on any FCC licenses held by ORBCOMM.

         (b) Sale of Assets. Except for such actions as would not materially and adversely affect ORBCOMM' s ability to carry on its operations and perform its obligations, both in accordance with the Definitive Agreements, Orbital shall not dispose of any debt interest in ORBCOMM and ORBCOMM shall not sell, transfer, convey, lease, or otherwise dispose of any of its assets except as provided for in the Definitive Agreements.

         (c) Merger and Amalgamation. ORBCOMM shall not consolidate, merge or amalgamate with any other Person.

         (d) Corporate Documents. Except for such actions as would not materially and adversely affect ORBCOMM's ability to carry on its operations and perform its obligations, both in accordance with the Definitive Agreements, Orbital and ORBCOMM shall not create, amend or repeal any by-law or modify the certificate of incorporation of ORBCOMM.

         (e) Loans. Except for such actions as would not materially and adversely affect ORBCOMM's ability to carry on its operations and perform its obligations, both in accordance with the Definitive Agreements, ORBCOMM shall not make any loans or give any financial guarantees for the obligations of any other party.

         (f) Insolvency and Liquidation. Orbital and ORBCOMM shall not make any assignment for the benefit of creditors or subject ORBCOMM to any proceedings under any bankruptcy or insolvency law or cause ORBCOMM to avail itself of the benefit of any other similar legislation for the benefit of debtors or take steps to wind-up or terminate its corporate existence or engage in any financial restructuring.

4.3 AFFIRMATIVE COVENANTS OF TELEGLOBE. Teleglobe and Teleglobe Mobile hereby covenant and agree with Orbital that they shall:

         (a) Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect the existence of Teleglobe Mobile which in the case of

                 Teleglobe shall consist of voting its interests in Teleglobe Mobile or, to the extent permitted by law, causing its nominees on the board of directors of Teleglobe Mobile Investment Inc., the Managing Partner of Teleglobe Mobile, if any, to vote to do such things or cause such things to be done.

         (b) Notification. Promptly notify Orbital and ORBCOMM of any event or circumstances not generally known to the public which in the reasonable judgment of Teleglobe and/or Teleglobe Mobile would materially and adversely affect the marketing of the ORBCOMM System.

         (c) Supply of Financial Information. Deliver to Orbital on a timely basis all information which it delivers to its public security-holders and (without duplication) all final financial statements, proxy statements and reports in the English language filed with applicable Canadian securities regulatory authorities.

         (d) No Conflicts. Not enter into any contract or amendment to any existing contract or seek any license or amendment to any license that would be breached by the exercise by ORBCOMM of the ORBCOMM Option.

4.4 AFFIRMATIVE COVENANTS OF THE PARTNERS. Each of ORBCOMM and Teleglobe Mobile covenant and agree that the headquarters facilities for ORBCOMM Global shall be relocated from 21700 Atlantic Boulevard, Dulles Virginia to another facility upon the approval by the general partners of ORBCOMM Global of a capital budget and plan for such relocation. The President of ORBCOMM Global shall submit to each of its general partners for their approval a capital expenditure budget and plan for such relocation, which approval by such general partners shall not be unreasonably withheld. The fact that the Dulles facility may be less expensive shall not be a basis for withholding approval of a proposed relocation plan and budget if such plan and budget are otherwise reasonable and consistent with applicable market requirements and conditions.


                                   ARTICLE V
                            TELEGLOBE MOBILE OPTION

5.1 TELEGLOBE MOBILE OPTION. Subject to the terms and conditions of this Agreement and in reliance thereon, ORBCOMM hereby grants to Teleglobe Mobile an exclusive option (the "TELEGLOBE MOBILE OPTION") exercisable from the earlier of (a) April 1, 1994 or (b) the Phase 1A launch until the later of (i) ninety
(90) days after the Phase 1A launch and initial satellite signal acquisition or
(ii) thirty (30) days after completion of on-orbit satellite acceptance testing (the "TELEGLOBE MOBILE OPTION PERIOD"), to contribute $70,000,000 to ORBCOMM Global and in exchange therefor to cause ORBCOMM to contribute and itself to contribute certain of their respective interests in ORBCOMM USA and ORBCOMM International to ORBCOMM Global, each in the manner and to the extent provided in Section 5.2.

5.2 EFFECT OF EXERCISE. Upon exercise of the Teleglobe Mobile Option by Teleglobe Mobile:

         (a) The ORBCOMM Global Partnership Agreement shall, without any action by the partners of ORBCOMM Global, be amended and restated in its entirety as set forth in Appendix D.

         (b) The ORBCOMM USA Partnership Agreement shall, without any further action on the part of the general partners of ORBCOMM USA, be amended to provide that (i) ORBCOMM Global shall be a general and a limited partner of ORBCOMM USA with a Participation Percentage equal to 98% of the aggregate Participation Percentages in ORBCOMM USA, (ii) ORBCOMM shall be a general and limited partner of ORBCOMM USA with a Participation Percentage equal to 2%, (iii) ORBCOMM Global shall succeed to the Unrecouped Capital Preferences of ORBCOMM and of Teleglobe Mobile in ORBCOMM USA, and (iv) Teleglobe Mobile shall no longer be a partner in ORBCOMM USA. Upon the Teleglobe Option Effective Date, the general partners of ORBCOMM USA may but shall not be obligated to execute a written document to memorialize the amendments but such amendments set forth in this Section 5.2(b), shall be effective regardless of whether such a document is contemplated or executed.

         (c) The ORBCOMM International Partnership Agreement shall, without any further action on the part of the general partners of ORBCOMM International, be amended to provide that (i) ORBCOMM Global shall be a general and a limited partner of ORBCOMM International with a Participation Percentage equal to 98% of the aggregate Participation Percentages in ORBCOMM International, (ii) Teleglobe Mobile shall be a general and limited partner of ORBCOMM International with a Participation Percentage equal to 2%, (iii) ORBCOMM Global shall succeed to the Unrecouped Capital Preferences of ORBCOMM and of Teleglobe Mobile in ORBCOMM International, and (iv) ORBCOMM shall no longer be a partner in ORBCOMM International. Upon the Teleglobe Mobile Option Effective Date, the general partners of ORBCOMM International may but shall not be obligated to execute a written document to memorialize the amendments set forth in this Section 5.2(c), but such amendments shall be effective regardless of whether such a document is contemplated or executed.

5.3 ORBCOMM SYSTEM FCC LICENSES. Orbital and ORBCOMM jointly and severally represent and warrant to Teleglobe and Teleglobe Mobile that, upon the exercise of the Teleglobe Mobile Option, ORBCOMM has obtained all FCC licenses required to construct the Phase 1B System except as specified in
Schedule 5.3.

                                   ARTICLE VI
                                   [RESERVED]


                                  ARTICLE VII
                          CONDITIONS PRECEDENT TO AND
               PROCEDURES FOR EXERCISE OF TELEGLOBE MOBILE OPTION

7.1 CONDITIONS PRECEDENT. Exercise by Teleglobe Mobile of the Teleglobe Mobile Option is subject to (a) the receipt of all necessary approvals, authorizations and actions by any governmental or administrative authority or any other Person required in connection with the exercise of the Teleglobe Mobile Option and the transactions contemplated thereby shall have been obtained, and the exercise of the Teleglobe Mobile Option shall not conflict with any applicable law and (b) the requirement that Teleglobe Mobile shall have contributed to ORBCOMM Global an aggregate of at least $10,000,000 to the development, construction, operation and marketing of the Phase 1A System.

7.2 MANNER OF EXERCISE. The Teleglobe Mobile Option shall be exercised by delivery to Orbital and ORBCOMM in the manner provided in Section 13.1 of this Agreement of the Teleglobe Mobile Option Exercise Notice in the form of Appendix F attached hereto and incorporated herein by reference on or before the expiration of the Teleglobe Mobile Option Period.


                                  ARTICLE VIII
                         CONDITIONS TO CONSUMMATION OF
                         ORBCOMM FINANCING TRANSACTION

8.1 CONDITIONS TO THE OBLIGATIONS OF ORBITAL AND ORBCOMM. The obligation of Orbital and ORBCOMM to consummate the transaction with Teleglobe and Teleglobe Mobile for the financing of the ORBCOMM System is subject to the satisfaction on or before the Closing Date of the following conditions:

         (a) Opinion of Counsel. Orbital, ORBCOMM, ORBCOMM Global, ORBCOMM USA and ORBCOMM International shall have received from Guthrie
                 J. Stewart, Vice-President, Legal Matters and Corporate Secretary of Teleglobe, Sullivan & Worcester and Ropes & Gray opinions in form and substance reasonably satisfactory to them;

         (b) Execution by Teleglobe and Teleglobe Mobile of Definitive Agreements. Each of Teleglobe and Teleglobe Mobile shall have executed the documents specified in Appendix E attached hereto and incorporated herein by reference to be executed by it;

         (c) Formation of ORBCOMM Global ORBCOMM USA and ORBCOMM International. All necessary action shall have been taken to form ORBCOMM Global, ORBCOMM USA and ORBCOMM International, including the filing with the Delaware Secretary of State of the Partnership Certificates, and all contributions by Teleglobe Mobile to ORBCOMM Global, ORBCOMM USA or ORBCOMM International required to occur at the Closing shall have occurred and such partnerships shall be validly existing at the date of Closing;

         (d) Execution by ORBCOMM GLOBAL, ORBCOMM USA and ORBCOMM International of Definitive Agreements. Each of ORBCOMM Global, ORBCOMM USA and ORBCOMM International shall have executed the documents specified in Appendix E attached hereto and incorporated herein by reference to be executed by it; and

         (e) Transactions Permitted by Applicable Law. The consummation of the transactions contemplated hereby shall not violate any applicable law, rule or regulation of any federal, state, local or foreign governmental authority or other regulatory or administrative entity.

8.2 CONDITIONS TO THE OBLIGATIONS OF TELEGLOBE AND TELEGLOBE MOBILE. The obligation of Teleglobe and Teleglobe Mobile to consummate the transaction with Orbital and ORBCOMM for the financing of the ORBCOMM System is subject to the satisfaction on or before the Closing Date of the following conditions:

         (a) Opinion of Counsel. Teleglobe, Teleglobe Mobile, ORBCOMM Global, ORBCOMM USA and ORBCOMM International shall have received from Mary Ellen Seravalli, Assistant General Counsel of Orbital Sciences Corporation, and Ropes & Gray, opinions in form and substance reasonably satisfactory to them;

         (b) Execution by Orbital and ORBCOMM of Definitive Agreements. Each of Orbital and ORBCOMM shall have executed the documents specified in Appendix E attached hereto and incorporated herein by reference to be executed by it;

         (c) Formation of ORBCOMM Global ORBCOMM USA and ORBCOMM International. All necessary action shall have been taken to form ORBCOMM Global, ORBCOMM USA and ORBCOMM International, including the filing with the Delaware Secretary of State of the Partnership Certificates, and all contributions by ORBCOMM to ORBCOMM Global, ORBCOMM USA or ORBCOMM International required to occur at the Closing shall have occurred and such partnerships shall be validly existing at the date of Closing;

         (d) Execution by ORBCOMM Global, ORBCOMM USA and ORBCOMM International of Definitive Agreements. Each of ORBCOMM Global, ORBCOMM USA and ORBCOMM International shall have executed the documents specified in Appendix E attached hereto and incorporated herein by reference to be executed by it;

         (e) Transactions Permitted by Applicable Law. The consummation of the transactions contemplated hereby shall not violate any applicable law, rule or regulation of any federal, state, local or foreign governmental authority or other regulatory or administrative entity.


                                   ARTICLE IX
                                    GUARANTY

9.1 TELEGLOBE GUARANTY. Teleglobe hereby unconditionally and absolutely guarantees the full and punctual payment of all of Teleglobe Mobile's payment obligations under the Definitive Agreements to which it is a party. Upon failure of Teleglobe Mobile to pay any of its payment obligations under any of the Definitive Agreements to which it is a party, Teleglobe shall on demand pay such obligation in the manner specified in such Definitive Agreement and none of the beneficiaries of this guaranty shall have any obligation to proceed to first preserve, use or exhaust any right or remedy it may have against Teleglobe Mobile.

9.2 ORBITAL GUARANTY. Orbital hereby unconditionally and absolutely guarantees the full and punctual payment of all of ORBCOMM's payment obligations under the Definitive Agreements to which it is a party. Upon failure of ORBCOMM to pay any of its payment obligations under any of the Definitive Agreements to which it is a party, Orbital shall on demand pay such obligation in the manner specified in such Definitive Agreement and none of the beneficiaries of this guaranty shall have any obligation to proceed to first preserve, use or exhaust any right or remedy it may have against ORBCOMM.


                                   ARTICLE X
                               CHANGE IN CONTROL

10.1 CHANGE OF CONTROL. (a) In the event of a Change of Control of Orbital or Teleglobe, as the case may be (the "Change of Control Party"), Teleglobe Mobile or ORBCOMM, as the case may be (the "Non-Change of Control Party"), shall have the option to:

                 (i) for a period of 180 days from such Change of Control (the "Option Period"), cause the Change of Control Party to purchase the Non-Change of Control Party's interest in each of ORBCOMM Global, ORBCOMM USA and ORBCOMM International at an aggregate price equal to the greater of (A) the Non-Change of Control Party's aggregate Unrecouped Capital Preferences in such partnerships and (B) the Non-Change of Control Party's direct and indirect Participation Percentage in each such partnership multiplied by the Fair Market Value of each such partnership as determined in accordance with Section 10.1(d); or

                 (ii) cause the General Partners of ORBCOMM Global to adopt a resolution providing that in the event there is a deadlock on a matter requiring the approval of a Majority in Interest of the Partners, the President of ORBCOMM Global shall be entitled to decide on such matter by way of a casting vote or otherwise, as deemed appropriate by the Non-Change of Control Party, notwithstanding any contrary provision set forth in the ORBCOMM Global Partnership Agreement. Such resolution shall be automatically deemed adopted by the General Partners upon the written election by the Non-Change of Control Party to require that such resolution be adopted.


         (b) The Non-Change of Control Party shall exercise the Section 10.1(a)(i) option by delivering to the Change of Control Party a written notice of exercise ("the "Option Exercise Notice") within the Option Period.

         (c) For purposes of Section 10.1(a), (i) a "Change of Control" shall be deemed to occur if a Person or "group," as such term is used in Rule 13d-5(b)(1) or 14(d)(2) under the Securities Exchange Act, becomes the beneficial owner of more than 50% of the voting power represented by Orbital's or Teleglobe's, as the case may be, outstanding securities; provided however, that a Change of Control shall not be deemed to have occurred with respect to (A) Orbital if the Person who acquires such securities is Teleglobe or an Affiliate of Teleglobe and (B) Teleglobe if the Person or group who acquires such securities is or includes as its largest member (x) Orbital or an Affiliate of Orbital or (y) a Person that owns, directly or indirectly, fifteen percent or more of the voting power represented by outstanding securities of Teleglobe as of the Restatement Date, or an Affiliate of such Person.

         (d) "Fair Market Value" shall be determined for each of ORBCOMM Global, ORBCOMM USA and ORBCOMM International and shall be the value thereof as of the date of the Change of Control on the basis of an arms' length transaction between a willing buyer and a willing seller involving the sale of all partnership interests, determined in the manner specified in this Section 10.1(d). Any determination of Fair Market Value pursuant to this Section 10.1 shall be final, binding and conclusive on the parties. Fair Market Value shall be determined as follows:

                 (i) Promptly after delivery of the Option Exercise Notice, Orbital and Teleglobe shall attempt in good faith to agree on the Fair Market Value. If Orbital and Teleglobe agree on a value (regardless of when such agreement is reached, and notwithstanding the pendency of appraisal efforts pursuant to this Section), such value shall be the Fair Market Value.

                 (ii) If Orbital and Teleglobe fail to reach such an agreement within one month after the delivery of the Option Exercise Notice, they shall each select an independent appraiser who is one of the "Big Six" United States accounting firms. If either Orbital or Teleglobe shall fail to select an appraiser within twenty (20) days after the expiration of the one-month period referred to in the preceding sentence, the Fair Market Value shall be determined by the appraiser selected by the other. Following such selection, each such appraiser shall determine the value of each of ORBCOMM Global, ORBCOMM USA and ORBCOMM International as quickly as practicable, and in any event within forty-five (45) days after the last appraiser has been selected, and give notice of such determination to Orbital and Teleglobe. If either appraiser shall fail to make such a determination of value within forty-five days after the last appraiser has been selected, the Fair Market Value shall be the value determined by the other appraiser. If the greater of the two values determined by such two appraisers is within 10% of the lesser of such two values, the Fair Market Value shall be the average of such two values.

                 (iii) If the greater of the two values determined by such two appraisers is not within 10% of the lesser of such two values, such two appraisers shall select a third independent appraiser who shall be one of the "Big Six" United States accounting firms and who shall as quickly as practicable, but in no event later than forty-five days after appointment, select one of the values determined by the first two appraisers as the value that more closely approximates the correct fair market value, and such value selected by the third appraiser shall be Fair Market Value.

                 (iv) Orbital and Teleglobe agree to cooperate with one another and with the appraisers in determining Fair Market Value. Orbital and Teleglobe shall each bear its own out-of-pocket expenses incurred in connection with the determination of Fair Market Value, including without limitation the fees and expenses of the appraiser selected by each, and one-half of the fees and expenses of the third appraiser, if any.

10.2 TRANSFER OF FCC LICENSES FOR THE ORBCOMM SYSTEM. Subject to the receipt of all necessary governmental approvals, including all approvals required under the rules and regulations of the FCC, upon the Change of Control of Orbital, Orbital agrees to cause ORBCOMM to transfer to ORBCOMM USA at no additional cost any and all FCC licenses then held by ORBCOMM relating to the construction, launch or operation of the ORBCOMM System."

                                   ARTICLE XI
                                    DEFAULT

11.1 DEFAULTS. If there is any material breach, non-performance of or non-compliance with any covenant, agreement or obligation of any of the parties to this Agreement (the "DEFAULTING PARTY") under or pursuant to this Agreement then, upon notice from a non-Defaulting Party to the Defaulting Party, the Defaulting Party shall have a period of thirty (30) days to cure such default failing which all payments under the Definitive Agreements due to the Defaulting Party and any of its Affiliates shall be subject to a holdback until such default has been cured or waived to the reasonable satisfaction of the non-Defaulting Party giving such notice.


                                  ARTICLE XII
                                  TERMINATION

         This Agreement shall terminate upon the earlier of ORBCOMM or Teleglobe Mobile ceasing to be both a general and limited Partner of ORBCOMM Global.


                                  ARTICLE XIII
                                 MISCELLANEOUS

13.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including any facsimile transmission or similar writing), and shall be sent either by telecopy, by reputable overnight courier or delivered in person addressed as follows:

            (a)       If to Orbital, to it at:
                      21700 Atlantic Boulevard
                      Dulles, Virginia 20166
                      Telecopy: (703) 406-3509
                      Attention: Executive Vice and General Manager/
                                 Communications and Information Systems Group

            (b)       If to ORBCOMM, to it at:
                      21700 Atlantic Boulevard
                      Dulles, Virginia 20166
                      Telecopy: (703) 406-3508
                      Attention: President

            (c)       If to Teleglobe, to it at:
                      1000, rue de La Gauchetiere ouest
                      Montreal, Quebec Canada H3B 4X5
                      Telecopy: (514) 868-8153
                      Attention: Executive Vice President, Corporate
                                 Development and Corporate Secretary

            (d)       If to Teleglobe Mobile, to it:
                      c/o Teleglobe Inc.
                      1000, rue de La Gauchetiere ouest
                      Montreal, Quebec
                      Canada H3B 4X5
                      Telecopy: (514) 868-8153
                      Attention: Executive Vice President, Corporate
                                 Development and Corporate Secretary

or to such other persons or addresses as any party may designate by written notice to the others. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted and the appropriate answerback is received, (ii) if given by reputable overnight courier, one (1) business day after being delivered to such courier or (iii) if given by any other means, when received at the address specified in this Section.

13.2 COSTS AND EXPENSES. Except as otherwise specifically set forth in the Definitive Agreements, each party shall bear all costs and expenses incurred in connection with the preparation, negotiation and performance of its obligations under the Definitive Agreements; provided, however, that fees and expenses of J.P. Morgan Securities Inc. incurred in obtaining financing for the ORBCOMM System and assisting in structuring the transactions contemplated by and preparing the Definitive Agreements shall be borne by ORBCOMM Global.

13.3 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

13.4     RESOLUTION OF DISPUTES.

         (a) Any controversy or claim that may arise under, out of, in connection with or relating to this Agreement or any Definitive Agreement (other than the Procurement Contract) or any breach hereof or thereof, shall be submitted to a representative management panel of Orbital and Teleglobe, provided that in the case of the ORBCOMM System Construction Agreement, the System Charge Agreement and the International System Charge Agreement, ORBCOMM Global shall be entitled to representation on such management panel. Each of Orbital and Teleglobe (and where applicable, ORBCOMM Global) may appoint up to two individuals to such panel. The members of such panel shall be appointed by each party within ten (10) days of the receipt by either Orbital or Teleglobe (or where applicable, ORBCOMM Global) of notice of the existence of such controversy or claim. The unanimous decision and agreement of such panel shall resolved the controversy or claim. If the panel is unable to resolve such matter within thirty (30) days of the submission of such controversy or claim to such panel, it shall be brought before the Presidents of Orbital and Teleglobe (and where applicable, ORBCOMM Global) for final resolution. If such individuals are unable to resolve the matter within thirty (30) days of the submission of such controversy or claim to such individuals, either Orbital or Teleglobe may remove the controversy or claim for arbitration in accordance with Section 13.4(b).

         (b) Any controversy or claim that is not resolved under Section 13.4(a) shall be settled by final and binding arbitration in New York, New York in accordance with the then existing United States domestic rules of the American Arbitration Association ("AAA") (to the extent not modified by this Section 13). In the event that more than one claim or controversy arises under this Agreement and any Definitive Agreement, such claims or controversies may be consolidated in a single arbitral proceeding. The arbitral tribunal shall be composed of three arbitrators. Each of Orbital and Teleglobe shall appoint one arbitrator. If any party shall fail to appoint an arbitrator within thirty (30) days from the date on which another party's request for arbitration has been communicated to the first party, such appointment shall be made by the AAA. The two arbitrators so appointed shall agree upon the third arbitrator who shall act as chairman of the arbitral tribunal and who shall be an expert in satellite communications systems. If the two appointed arbitrators fail to nominate a chairman within ten (10) days from the date as of which both arbitrators shall have been appointed, such chairman shall be selected by the AAA. In all cases, the arbitrators shall be fluent in English. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction or application may be made for judicial acceptance of the award and an order of enforcement, as the case may be. The parties agree that if it becomes necessary for any party to enforce an arbitral award by a legal action or additional arbitration or judicial methods, the party against whom enforcement is sought shall pay all reasonable costs and attorneys' fees incurred by the party seeking to enforce the award.

13.5 ENTIRE AGREEMENT. This Agreement, together with the Definitive Agreements, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior agreement or understanding among the parties with respect to the subject matter hereof.

13.6 AMENDMENT; WAIVER. This Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the parties.

13.7 BINDING EFFECT: ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor any interests or obligations hereunder shall be assigned or transferred (by operation of law or otherwise) to any person without the prior written consent of the other parties.

13.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts of the signature pages, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

13.9 SEPARABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

13.10 HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Restated Master Agreement as of the day and year first above written.


TELEGLOBE INC.                                              ORBITAL SCIENCES CORPORATION



By:      /s/ GUTHRIE J. STEWART                             By:     /s/ BRUCE W. FERGUSON
   ----------------------------------------                     -----------------------------------------------
     Name:     Guthrie J. Stewart                               Name:   Bruce W. Ferguson
     Title:    Executive Vice President,                        Title:  Executive Vice President
               Corporate Development                                    and General Manager/
               and Corporate Secretary                          Communications and Information
                                                                        Systems Group


TELEGLOBE MOBILE PARTNERS                                   ORBITAL COMMUNICATIONS
BY:  TELEGLOBE MOBILE INVESTMENT INC.                       CORPORATION
      its Managing Partner



By:      /s/ GURTHRIE J. STEWART                            By:     /s/ ALAN L. PARKER
    ---------------------------------------                     -----------------------------------------------
     Name:     Guthrie J.  Stewart                              Name:   Alan L. Parker
     Title:    Chairman of the Board and                        Title:  President
               and Chief Executive Officer

                                  SCHEDULE 5.3

In the event ORBCOMM Global determines to use dual 4.8/9.6 kbps subscriber terminal downlinks for the ORBCOMM System satellites, a modification to the existing FCC license granted to ORBCOMM on October 20, 1994 relating to the construction, launch and operation of the ORBCOMM System will need to be obtained to permit the construction, launch and operation of such dual 4.8/9.6 kbps subscriber terminal downlinks.

                                   APPENDIX C

                              RESTATED DEFINITIONS


The parties to the Master Agreement hereby restate this Appendix C as of September 12, 1995 as follows:

         "AAA" has the meaning assigned thereto in Section 13.4(b) to the Master Agreement.

         "Affiliate" has the meaning assigned thereto in the ORBCOMM Global Partnership Agreement.

         "Annual Report" has the meaning assigned thereto in Section 3.1(c) of the Master Agreement.

         "Bankruptcy" shall mean (a) the filing by a Person of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under any applicable United States, Canadian or other insolvency law, or such Person's filing an answer consenting to or acquiescing in any such petition, (b) the making by such Person of any assignment for the benefits of its creditors or (c) the expiration of sixty (60) days after the filing of an application for the appointment of a receiver for the assets of such Person or an involuntary petition seeking liquidation, reorganization arrangement or readjustment of its debts under any applicable United States, Canadian or other insolvency law, provided that the same shall not have been vacated, set aside or stayed within such sixty-day period.

         "Capital Preference" has the meaning assigned thereto in Section 6.1 of the Master Agreement.

         "Change of Control" has the meaning assigned thereto in Section 10.2 of the Master Agreement.

         "Closing Date" shall be July 21, 1993 or such other date as may be agreed on by Orbital and Teleglobe.

         "Code" shall mean the United States Internal Revenue Code of 1986, as amended, or any successor statute, and the rules and regulations thereunder, as amended from time to time.

         "Defaulting Party" shall have the meaning assigned thereto in Section
11.1 of the Master Agreement.

         "Definitive Agreements" shall mean, for the purposes of Articles 3 and 8 of the Master Agreement the Master Agreement, the ORBCOMM Global Partnership Agreement, the ORBCOMM USA Partnership Agreement, the ORBCOMM International Partnership Agreement, the ORBCOMM System Construction Agreement, the System Charge Agreement, the International System Charge Agreement, the System Agreement and the Proprietary Information and Non-Competition Agreement. Otherwise "Definitive Agreements" shall mean the Master Agreement, the ORBCOMM Global Partnership Agreement, the ORBCOMM USA Partnership Agreement, the ORBCOMM International Partnership Agreement, the ORBCOMM System Construction Agreement, the System Charge Agreement, the International System Charge Agreement, the Procurement Contract and the Proprietary Information and Non-Competition Agreement.

         Any reference to "dollar", "dollars", or "$" shall mean the lawful currency of the United States.

         "Exchange Act" has the meaning assigned thereto in Section 3.1(c) of the Master Agreement.

         "FCC" shall mean the Federal Communications Commission or any successor agency thereto.

         "Gateway Earth Station" shall mean any of the fixed-Earth stations that are part of the ground segment of the ORBCOMM System and are used to communicate (a) by VHF radio with the Satellites and (b) by microwave, cable, geostationary very small aperture terminal or any other means with the Master Network Control Center of which they are a part.

         "International System Charge Agreement" shall mean the International System Charge Agreement dated as of June 30, 1993 among ORBCOMM Global, Teleglobe Mobile and ORBCOMM International, as such agreement may be amended and restated from time to time.

         "Licensee" shall mean any Person that has executed a service license or similar agreement with either ORBCOMM USA or ORBCOMM International through which such person intends to provide two-way data and message communications and position determining services.

         "Lien" means any mortgage, pledge, lien, charge, claim, disposition of title, encumbrance, lease or security interest.

         "Master Agreement" shall mean this Agreement, as it may be amended and restated from time to time.

         "Master Network Control Center" shall mean the Network Control Center and the Satellite Control Center to be located in Dulles, Virginia.

         "Network Control Center" shall mean the facilities consisting of computers, displays, control consoles, communications equipment and other hardware that control the flow of data and message communications and other information with the ORBCOMM System.

         "ORBCOMM" shall mean Orbital Communications Corporation, a Delaware corporation.

         "ORBCOMM Global" shall mean ORBCOMM Global, L.P., the limited partnership created pursuant to the ORBCOMM Global Partnership Agreement.

         "ORBCOMM Global Partnership Agreement" shall mean the limited partnership agreement dated as of June 30, 1993 between ORBCOMM and Teleglobe Mobile, as such partnership agreement may be amended and restated from time to time.

         "ORBCOMM International" shall mean ORBCOMM International Partners, L.P., a Delaware limited partnership created pursuant to the ORBCOMM International Partnership Agreement.

         "ORBCOMM International Partnership Agreement" shall mean the limited partnership agreement dated as of June 30, 1993 between ORBCOMM and Teleglobe Mobile, as such partnership agreement, may be amended and restated from time to time.

         "ORBCOMM System" has the meaning assigned thereto in the Recitals of the Master Agreement.

         "ORBCOMM System Construction Agreement" shall mean the ORBCOMM System Construction Agreement dated as of June 30, 1993 between ORBCOMM and ORBCOMM Global, as such agreement may be amended and restated from time to time.

         "ORBCOMM USA" shall mean ORBCOMM USA, L.P., the limited partnership created pursuant to the ORBCOMM USA partnership Agreement.

         "ORBCOMM USA Partnership Agreement" shall mean the limited partnership agreement dated as of June 30, 1993 between ORBCOMM and Teleglobe Mobile, as such partnership agreement may be amended and restated from time to time.

         "Orbital" shall mean Orbital Sciences Corporation, a Delaware corporation.

         "Orbital/ORBCOMM Non-Disclosure Agreement" shall mean the letter agreement dated December 22, 1992 between J.P. Morgan Securities, Inc., as agent for ORBCOMM, and Teleglobe International, as amended by the letter agreement dated April 30, 1993 between ORBCOMM and Teleglobe International and Teleglobe.

         "Participation Percentage" shall have the meaning assigned thereto in the ORBCOMM Global Partnership Agreement, the ORBCOMM International Partnership Agreement or the ORBCOMM USA Partnership Agreement, as the context may require.

         "Person" shall mean any individual, partnership, joint venture, corporation, trust, unincorporated organization, associated, government or department or agency of a government or other entity.

         "Phase 1A System" shall have the meaning assigned thereto in the Recitals of the Master Agreement.

         "Phase 1B System" shall have the meaning assigned thereto in the Recitals of the Master Agreement.

         "Procurement Contract" shall mean the Procurement Contract dated September 12, 1995 between Orbital and ORBCOMM Global, as such agreement may be amended and restated from time to time.

         "Proprietary Information and Non-Competition Agreement" shall mean the Proprietary Information and Non-Competition Agreement dated as of June 30, 1993 among Orbital, ORBCOMM, Teleglobe, Teleglobe Mobile, ORBCOMM Global, ORBCOMM USA and ORBCOMM International, as such agreement may be amended and restated from time to time.

         "Reseller" shall mean any Person that purchases services from either ORBCOMM USA or ORBCOMM International and who intends to resell two-way data and message communication and position determination services to a customer.

         "Restatement Date" shall have the meaning ascribed thereto in Section
2.31 of the ORBCOMM Global Partnership Agreement.

         "Satellite" shall mean any of the communication satellites designed and constructed for the ORBCOMM System.

         "Satellite Control Center" shall mean the facilities that process and display the telemetry data for the Satellites, monitor the operational status of the satellites and control the operation of the Satellites' power subsystems, attitude control subsystems and all other subsystems.

         "SEC Reports" has the meaning assigned thereto in Section 3.1(c) of the Master Agreement.

         "Subscriber" shall mean a customer purchasing data, message communications or position determination services from either ORBCOMM USA or ORBCOMM International.

         "System Agreement" shall mean the ORBCOMM System Design, Development, Construction, Integration, Test and Operations Agreement dated as of June 30, 1993 between ORBCOMM and ORBCOMM Development as amended from time to time.

         "System Assets" shall mean the tangible property (including software) to be delivered to ORBCOMM Global (formerly known as ORBCOMM Development Partners, L.P.) pursuant to the System Agreement or the Procurement Contract.

         "System Charge" shall have the meaning assigned thereto in Section 2.2(a) of the ORBCOMM System Construction Agreement.

         "System Charge Agreement" shall mean the System Charge Agreement dated as of June 30,1 993 between ORBCOMM and ORBCOMM USA, as such agreement may be amended and restated from time to time.

         "Teleglobe" shall mean Teleglobe Inc., a Canadian corporation.

         "Teleglobe Mobile" shall mean Teleglobe Mobile Partners, a Delaware general partnership.

         "Teleglobe Mobile Option" shall have the meaning assigned thereto in
Section 5.1 of the Master Agreement.

         "Teleglobe Mobile Option Period" shall have the meaning assigned thereto in Section 5.1 of the Master Agreement.

         "Teleglobe Non-Disclosure Agreement" shall mean the letter agreement dated December 22, 1992 between J.P. Morgan Securities Inc., as agent for ORBCOMM, and Teleglobe International, as amended by the letter agreement dated April 30, 1993 among ORBCOMM, Teleglobe and Teleglobe International.

         "U.S. Gateway Earth Station" shall mean any or more of the Gateway Earth Stations to be constructed pursuant to the System Agreement or the Procurement Contract in St. Johns, Arizona; Ocilla, Georgia; Arcade, New York; and East Wenatchee, Washington.

         "United States" shall mean the United States of America and its territories and possessions.

         "United States Network Ground Segment" shall mean the Master Network Control Center and the U.S. Gateway Earth Stations and the communications links between them.

         "Unrecouped Capital Preference" shall have the meaning assigned thereto in the ORBCOMM Global Partnership Agreement, the ORBCOMM International Partnership Agreement or the ORBCOMM USA Partnership, as the context may require.





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